EXHIBIT (14):  POWERS OF ATTORNEY


                                   MEMORANDUM
--------------------------------------------------------------------------------
TO:            Dan Varona
               General Counsel, Secretary,
               and  Chief Administrative Officer
               COMPANION LIFE INSURANCE COMPANY

FROM:          Tom McCusker
               Larry Harr

DATE:          September 20, 1995

RE:            POWER OF ATTORNEY DESIGNATION


Between July 13 and August 1, 1995, Messrs. Skutt, Weekly and Johnson, together with members of Companion's Board of Directors each executed limited Power of Attorney in favor of Tom McCusker or Larry Harr or "such person(s) as they may designate  in writing  directed  to the  Corporate  Secretary...."  The Power is limited to signing registration statements and amendments thereto and similar documents for variable products.

We hereby designate the following person to have and exercise on our behalf all power granted us under these limited Powers of Attorney.

                                    Kenneth R. Reitz


A copy of each Power of Attorney and this memo will accompany each SEC registration filing signed by our designee.



    /S/ THOMAS J. MCCUSKER                        /S/ LAWRENCE F. HARR
Thomas J. McCusker                             Lawrence F. Harr
Senior Executive Vice President                Executive Vice President
and General Counsel                            and Executive Counsel
United of Omaha Insurance Company              United of Omaha Insurance Company



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                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                        COMPANION LIFE INSURANCE COMPANY

                    VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that THOMAS J. SKUTT, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of Companion Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                                              /S/    THOMAS J. SKUTT
                                            THOMAS J. SKUTT
                                            DIRECTOR


      JULY 17, 1995
Date

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                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                        COMPANION LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that JOHN W. WEEKLY, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of Companion Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                                  /S/    JOHN W. WEEKLY
                                 JOHN W. WEEKLY
                                 DIRECTOR


       JULY 20, 1995
Date

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                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                        COMPANION LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that SAMUEL L. FOGGIE, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of Companion Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                                          /S/    SAMUEL L. FOGGIE
                                            SAMUEL L. FOGGIE
                                            DIRECTOR


       JULY 17, 1995
Date

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                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                        COMPANION LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that ERNEST B. JOHNSTON whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of Companion Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                                         /S/    ERNEST B. JOHNSTON
                                            ERNEST B. JOHNSTON
                                            DIRECTOR, VICE-CHAIRMAN OF THE
                                            BOARD & CHIEF EXECUTIVE OFFICER


       JULY 21, 1995
Date

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                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                        COMPANION LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that FRED C. BODDY, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of Companion Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                          /S/    FRED C. BODDY
                                  FRED C. BODDY
                           VICE PRESIDENT, TREASURER &
                                 CHIEF FINANCIAL OFFICER


        JULY 26, 1995
Date

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                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                        COMPANION LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that WILLIAM G. CAMPBELL, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of Companion Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                                     /S/    WILLIAM G. CAMPBELL
                                            WILLIAM G. CAMPBELL
                                            DIRECTOR


          JULY 18, 1995
Date

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                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                        COMPANION LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that M. JANE HUERTER, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of Companion Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                                    /S/   M. JANE HUERTER
                                          M. JANE HUERTER
                                          DIRECTOR


      JULY 18, 1995
Date

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                        COMPANION LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that CHARLES T. LOCKE, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of Companion Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                                    /S/   CHARLES T. LOCKE
                                          CHARLES T. LOCKE
                                          DIRECTOR


         JULY 17, 1995
Date

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                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                        COMPANION LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that JOHN L. MAGINN, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of Companion Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                                 /S/   JOHN L. MAGINN
                                 JOHN L. MAGINN
                                 DIRECTOR


         JULY 17, 1995
Date

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                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                        COMPANION LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that OSCAR S. STRAUS, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of Companion Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                                   /S/   OSCAR S. STRAUS
                                         OSCAR S. STRAUS
                                         DIRECTOR


         AUGUST 1, 1995
Date

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                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                        COMPANION LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that JOHN A. STURGEON, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of Companion Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                                    /S/   JOHN A. STURGEON
                                          JOHN A. STURGEON
                                          DIRECTOR


       JULY 19, 1995
Date

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                        COMPANION LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that JOHN J. GRIBBON, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of Companion Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                                            /S/   JOHN J. GRIBBON
                                            JOHN J. GRIBBON
                                            ASSISTANT VICE PRESIDENT,
                                            CHIEF ACCOUNTING OFFICER


         JULY 13, 1995
Date